SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported):  July 17th, 2002
 -------------------------------------------------------------------------------

                  CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             (Exact name of registrant as specified in its charter)


                            UNITED STATES OF AMERICA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                   333-9486701
                            -------------------------
                            (Commission File Numbers)

                                   46-0358360
                            -------------------------
                      (IRS Employer Identification Number)



701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                        57117
------------------------------------------------              -------------
(Address of principal executive office)                        (Zip Code)


Registrants telephone number, including area code (605) 331-2626




Item 5.                           Other Events
                                  The monthly statements for the month of
                                  June 2002 were distributed to Noteholders on July 17, 2002.


Item 7 (C).                         Exhibits.

Exhibit No.                         Description

20.1     Series 2000-1 monthly statement for the month of June 2002.
20.2     Series 2000-2 monthly statement for the month of June 2002.




                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                                AS SERVICER


                                         By:      /s/ Doug Morrison
                                                  -----------------------
                                                    Douglas Morrison
                                                    Chief Financial Officer

File:June '02 8k_2000-1                                             CONFIDENTIAL
Servicer's Report                                                  Date of Report:          7/15/202
Interest Period: June 17, 2002 to July 16, 2002, Pay on July 17th


Associates Credit Card Master Note Trust, Series 2000-1
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                                     Transferor              Trust
                                                                      Interest               Totals
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                 6,175,188,157.18
Beginning Fin. Chrg. Receivables Balance                                                 230,030,280.05
Beginning Total Receivables Balance                                                     6,405,218,437.23

Beginning Special Funding Accnt Balance                                                       0.00
Beginning Spread Account Balance                                                              0.00
Beginning Reserve Account Balance                                                             0.00


Beginning Period Invested Amount                                  1,940,309,090.51

Ending Period Invested Amount                                        2207339753
                                                           Class A     Class B              Class C             Total Series
Monthly Master Note Trust Activities     Note                           Note                  Note                  Note
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount = Prin Bal           760,000,000.00        102,500,000.00        137,500,000.00         1,000,000,000.00

Beginning Period Invested Amount             696,666,666.67         93,958,333.33        137,500,000.00           928,125,000.00
Principal Deposit to PFA                      63,333,333.33         8,541,666.67              0.00             71,875,000.00
Principal Funding Acct (PFA) Bal             126,666,666.67         17,083,333.33             0.00             143,750,000.00

Note Principal Balance Increase                   0.00                  0.00                  0.00                          0.00
Note Principal Balance Decrease                   0.00                  0.00                  0.00                          0.00

Reductions in Invested Amount this Period
(Other than by Principal Payments)                0.00                  0.00                  0.00                          0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                          0.00                  0.00                  0.00                          0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                633,333,333.33         85,416,666.67        137,500,000.00        856,250,000.00

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Group I Information                                                 Series 2000-1
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beginning Invested Amount                                             928,125,000.00
Average Rate                                                                   2.08%
Allocable Finance Charge Collections                                   16,602,428.46
Allocable Principal Collections                                        81,742,736.64
Allocable Default Amount Due                                            9,246,660.18
Allocable Monthly Interest Due from Trust                               1,608,253.47
Monthly Interest on PFA Balance                                           119,225.69
Allocable Monthly Servicing Fees Due                                    1,546,875.00
Ending Invested Amount                                                856,250,000.00

------------------------------------------
------------------------------------------
Payout Event Tests
------------------------------------------
------------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                         9.17%
3 Month Average Base Rate                                               4.08%
Spread                                                                  5.09%
Trigger Pass Test: If Spread is >0, "Yes"                                Yes
Transferor's Interest Trigger
Required Transferor Interest                                                             427,111,567.39
Transferor Interest                                                                     2,207,339,753.17
Trigger Pass Test                                                                             Yes


           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
              Series 2000-1

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association("CBSD"), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota), National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 17th, 2002 and with respect to the performance of the Trust during the month of June is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                             Revolving Period
Any Cash Flow Shortfalls this Period                                                           No
Any Cash Flow Shortfalls from Previous Period                                                  No
Payout Event this Period:                                                                      No
Group I Participants:                                                                    Series 2000-1

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                                    June: (31 posting days)

                                                                        Yield               Defaults               Total
Portfolio Yield (Current Month)                                               21.47%         11.96%                9.51%
Portfolio Yield (Prior Month)                                                 21.32%         11.97%                9.35%
Portfolio Yield (Two Months Ago)                                              20.72%         12.06%                8.66%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                9.17%
                                                                                                            ---------------------
                                                                                                            ---------------------

                                                                      Servicing              Coupon                Total
Base Rate (Current Month)                                               2.00%                2.08%                 4.08%
Base Rate (Prior Month)                                                 2.00%                2.07%                 4.07%
Base Rate (Two Months Ago)                                              2.00%                2.09%                 4.09%

THREE MONTH AVERAGE BASE RATE                                                                                      4.08%
                                                                                                            ---------------------
                                                                                                            ---------------------


Beginning Period Principal Receivables                                                  6,175,188,157.18
Beginning Period Finance Charge Receivables                                              230,030,280.05
Beginning Period Discounted Receivables                                                       0.00
Beginning Period Total Receivables                                                      6,405,218,437.23

Removed Principal Receivables                                                                 0.00
Removed Finance Charge Receivables                                                            0.00
Removed Total Receivables                                                                     0.00
Discounted Receivables Generated this Period                                                  0.00
Additional Principal Receivables                                                              0.00
Additional Finance Charge Receivables                                                         0.00
Additional Total Receivables                                                                  0.00

Total Principal Collections this Period                                                  504,776,779.21
Total Defaulted Principal Receivables this Period                                        61,521,741.60
Total Receivables Adjustments this Period                                                20,772,293.94
Total Finance Charge Collections this Period                                             110,462,620.43
Total Discounted Receivables this Period                                                      0.00

Ending Period Principal Receivables                                                     6,101,593,819.84
Ending Period Finance Charge Receivables                                                 227,542,515.42
Ending Period Discounted Receivables                                                          0.00
Ending Period Total Receivables                                                         6,329,136,335.26

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                          31-60 Days Delinquent                          133,488,726.87
                                          61-90 Days Delinquent                          85,368,681.84
                                          91+ Days Delinquent                            176,808,457.54
                                                                                      ---------------------
                                                                                      ---------------------

                                          Total 31+ Days Delinquent                         395,665,866.25
                                                                                      ---------------------
                                                                                      ---------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-1
Floating Investor Percentage                    15.0299%         Floating Allocation Percentage                       83.9246%
Fixed Investor Percentage                       16.1938%         Series Allocation Percetage                          17.9088%
                                                                 Principal Allocation Percentage                      90.4238%

FINANCE CHARGE ALLOCATIONS                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                   110,462,620.43
Investor Percentage                                                                         15.0299%
Investor Finance Charge Collections                                                      16,602,428.46             16,602,428.46
Excess Finance Charge Collections allocated to Series                                         0.00                          0.00
Available Finance Charge Collections                                                     16,602,428.46             16,602,428.46

CASH FLOW ALLOCATIONS

Class A Distributions
                                       (1)Class A Monthly Interest                                                  1,140,791.67
                                       (2)Class A Monthly Interest Previously Due                                           0.00
                                       (3)Class A Monthly Additional Interest                                               0.00
                                       (4)Class A Monthly Additional Interest Previously Due                                0.00
                                          Total Class A Monthly Interest                                            1,140,791.67

Class B Distributions
                                       (5)Class B Monthly Interest                                                    170,690.97
                                       (6)Class B Monthly Interest Previously Due                                           0.00
                                       (7)Class B Monthly Additional Interest                                               0.00
                                       (8)Class B Monthly Additional Interest Previously Due                                0.00
                                          Total Class B Monthly Interest                                              170,690.97

                                       (9)Total Monthly Servicing Fee for Series                                    1,546,875.00
                                      (10)Total Servicing Fee for Series Previously Due                                     0.00

                                      (11)Class A Prepayable Increase Amount Interest                                       0.00
                                      (12)Class B Prepayable Increase Amount Interest                                       0.00
                                      (13)Investor Default Amount                                                   9,246,660.18
                                      (14)Investor Charge-Offs                                                              0.00
                                      (15)Reallocated Principal Collections Previously Due                                  0.00

Class C Distributions
                                      (16)Class C Monthly Interest                                                    296,770.83

                                      (21)Funds Required per Note Agreement under
                                            Sections 2.07, 2.08 & 2.09                                                      0.00
                                      (22)Funds Required per Note Agreement under
                                            Sections 2.04 (e) & 7.01                                                        0.00

Spread Account Distributions
                                      (23)Class C Spread Account Required Deposit                                           0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                          SERIES' ALLOCATIONS                                                       4,200,639.81

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                    0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                                4,200,639.81

PRINCIPAL ALLOCATIONS
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                  504,776,779.21
Series Allocation Percentage                                          17.9088%
Principal Allocation Percentage                                       90.4238%
Investor Principal Collections - Series Level                       81,742,736.64
Shared Principal Collections from other Series'                         0.00
Total Investor Principal Collections - Series Level                 81,742,736.64

                                                 Class A               Class B              Class C                Total
                                           --------------------------------------------------------------------------------------
                                           --------------------------------------------------------------------------------------
Class Principal Percentages(A & B)               88.12%                11.88%                0.00%                       100.00%
Class Principal Collections                    72,028,382.43           9,714,354.21         100.00%                81,742,737.64
Prin Bal at end of Revolving Prd              760,000,000.00        102,500,000.00                         -    862,500,000.00
Monthly Deposit to PFA.                        63,333,333.33           8,541,666.67                        -     71,875,000.00
Partial Deposit:(Prin Funding Acct)                            -                      -                    -                     -
Deficiency Controlled Deposit to PFA                           -                      -                    -                     -
Principal Deposit to PFA - Shortfall                           -                      -                    -                     -
Monthly Principal Payment to PFA               63,333,333.33           8,541,666.67                        -     71,875,000.00
Shared Principal Collections                    8,695,049.09           1,172,687.54                        -      9,867,736.64
Bullet Prin Payment at Maturity                                -                      -                    -                     -
Total Distribution:Interest + Prin              1,140,791.67             170,690.97                        -      1,311,482.64

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                        Coupon Rate             Balance         Interest Payments
                                           --------------------  -------------------- ---------------------
                                           --------------------  -------------------- ---------------------
Series 2000-1, Class A                            1.97%            $696,666,666.67       $ 1,140,791.67
Series 2000-1, Class B                            2.18%            $ 93,958,333.33        $ 170,690.97
Series 2000-1, Class C                            2.59%            $137,500,000.00        $ 296,770.83

                                              Series 2000-1
                                           --------------------------------------------------------------------------------------
                                           --------------------------------------------------------------------------------------
                                                 Class A               Class B              Class C                Total
                                           --------------------  -------------------- --------------------- ---------------------
                                           --------------------  -------------------- --------------------- ---------------------
Principal Distribution Required Amt                $ -                   $ -                   $ -                $ -
Interest Distribution Required Amt            $ 1,140,791.67         $ 170,690.97         $ 296,770.83 7          $ 1,608,253.47
Unpaid Principal Shortfalls paid               $ 16,346.66            $ 3,735.0366             $ 5.03             $ 20,081.69
Unpaid Interest Shortfalls paid              $ 63,333,333.33        $ 8,541,666.67             $ -                $ 71,875,000.00
Prepayable Interest                                $ -                   $ -                   $ -                $ -
Servicing Fee                                                                            $ 1,546,875.00           $ 1,546,875.00
                                           --------------------  -------------------- --------------------- ---------------------
                                           --------------------  -------------------- --------------------- ---------------------
Total Required Distribution                  $ 64,490,471.66        $ 8,716,092.67       $ 1,843,645.83          $ 75,050,210.16
                                           ====================  ==================== ===================== =====================
                                           ====================  ==================== ===================== =====================

File:June '02 8k_2000-2                                        CONFIDENTIAL
Servicer's Report                                              Date of Report:            7/15/2002
Interest Period: June 17, 2002 to July 16, 2002, Pay on July 17th


Associates Credit Card Master Note Trust, Series 2000-2
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                   Transferor               Trust
                                                                    Interest               Totals
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                               6,175,188,157.18
Beginning Fin. Chrg. Receivables Balance                                               230,030,280.05
Beginning Total Receivables Balance                                                   6,405,218,437.23

Beginning Special Funding Accnt Balance                                                     0.00
Beginning Spread Account Balance                                                            0.00
Beginning Reserve Account Balance                                                           0.00

Beginning Period Invested Amount                                  1,940,309,090.51

Ending Period Invested Amount                                     2,207,339,753.17
                                               Class A               Class B               Class C            Total Series
Monthly Master Note Trust Activities     Note                         Note                  Note                  Note
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                        600,000,000.00        80,921,000.00     108,553,000.00        789,474,000.00

Beginning Period Invested Amount               600,000,000.00        80,921,000.00     108,553,000.00        789,474,000.00



Note Principal Balance Increase                          0.00                 0.00          0.00                  0.00
Note Principal Balance Decrease                          0.00                 0.00          0.00                  0.00

Reductions in Invested Amount this Period
 (Other than by Principal Payments)                      0.00                 0.00          0.00                  0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00                 0.00          0.00                  0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                  600,000,000.00        80,921,000.00     108,553,000.00        789,474,000.00

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Group I Information                                               Series 2000-2
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Beginning Invested Amount                                           789,474,000.00
Average Rate                                                                 2.05%
Allocable Finance Charge Collections                                 14,122,220.18
Allocable Principal Collections                                      64,533,765.26
Allocable Default Amount Due                                          7,865,317.49
Allocable Monthly Interest Due                                        1,351,300.04
Monthly Interest on PFA Balance                                               0.00
Allocable Monthly Servicing Fees Due                                  1,315,790.00
Ending Invested Amount                                              789,474,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                       9.17%
3 Month Average Base Rate                                             4.06%
Spread                                                                5.11%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                           427,111,567.39
Transferor Interest                                                                   2,207,339,753.17
Trigger Pass Test                                                                            Yes

           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-2

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-2 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association, as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota) National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-2 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 17, 2002, and with respect to the performance of the Trust during the month of June is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                           Revolving Period
Any Cash Flow Shortfalls this Period                                                         No
Any Cash Flow Shortfalls from Previous Period                                                No
Payout Event this Period:                                                                    No
Group I Participants:                                                                   Series 2000-2


MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                         June : (31 posting days)

                                                                      Yield               Defaults               Total
Portfolio Yield (Current Month)                                      21.47%                11.96%                9.51%
Portfolio Yield (Prior Month)                                        21.32%                11.97%                9.35%
Portfolio Yield (Two Months Ago)                                     20.72%                12.06%                8.66%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              9.17%
                                                                                                          ---------------------
                                                                                                          ---------------------

                                                                    Servicing              Coupon                Total
Base Rate (Current Month)                                             2.00%                 2.05%                4.05%
Base Rate (Prior Month)                                               2.00%                 2.05%                4.05%
Base Rate (Two Months Ago)                                            2.00%                 2.07%                4.07%

THREE MONTH AVERAGE BASE RATE                                                                                    4.06%
                                                                                                          ---------------------
                                                                                                          ---------------------

Beginning Period Principal Receivables                                                6,175,188,157.18
Beginning Period Finance Charge Receivables                                            230,030,280.05
Beginning Period Discounted Receivables                                                     0.00
Beginning Period Total Receivables                                                    6,405,218,437.23

Removed Principal Receivables                                                               0.00
Removed Finance Charge Receivables                                                          0.00
Removed Total Receivables                                                                   0.00
Discounted Receivables Generated this Period                                                0.00
Additional Principal Receivables                                                            0.00
Additional Finance Charge Receivables                                                       0.00
Additional Total Receivables                                                                0.00

Total Principal Collections this Period                                                504,776,779.21
Total Defaulted Principal Receivables this Period                                       61,521,741.60
Total Receivables Adjustments this Period                                               20,772,293.94
Total Finance Charge Collections this Period                                           110,462,620.43
Total Discounted Receivables this Period                                                    0.00

Ending Period Principal Receivables                                                   6,101,593,819.84
Ending Period Finance Charge Receivables                                               227,542,515.42
Ending Period Discounted Receivables                                                        0.00
Ending Period Total Receivables                                                       6,329,136,335.26

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                          133,488,726.87
                                        61-90 Days Delinquent                           85,368,681.84
                                        91+ Days Delinquent                            176,808,457.54
                                                                                     --------------------
                                                                                     --------------------

                                        Total 31+ Days Delinquent                      395,665,866.25
                                                                                     --------------------
                                                                                     --------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-2

FLOATING INVESTOR PERCENTAGE                                        12.7846%
FIXED INVESTOR PERCENTAGE                                           12.7846%

FINANCE CHARGE ALLOCATIONS                                                                                       Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                 110,462,620.43
Investor Percentage                                                                       12.7846%
Investor Finance Charge Collections                                                     14,122,220.18        14,122,220.18
Excess Finance Charge Collections allocated to Series                                       0.00                  0.00
Available Finance Charge Collections                                                    14,122,220.18        14,122,220.18

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                               970,000.00
                                     (2)Class A Monthly Interest Previously Due                                   0.00
                                     (3)Class A Monthly Additional Interest                                       0.00
                                     (4)Class A Monthly Additional Interest Previously Due                        0.00
                                        Total Class A Monthly Interest                                         970,000.00
Class B Distributions
                                     (5)Class B Monthly Interest                                               147,006.48
                                     (6)Class B Monthly Interest Previously Due                                   0.00
                                     (7)Class B Monthly Additional Interest                                       0.00
                                     (8)Class B Monthly Additional Interest Previously Due                        0.00
                                        Total Class B Monthly Interest                                         147,006.48

                                     (9)Total Monthly Servicing Fee for Series                                1,315,790.00
                                    (10)Total Servicing Fee for Series Previously Due                             0.00

                                    (11)Class A Prepayable Increase Amount Interest                               0.00
                                    (12)Class B Prepayable Increase Amount Interest                               0.00
                                    (13)Investor Default Amount                                               7,865,317.49
                                    (14)Investor Charge-Offs                                                      0.00
                                    (15)Reallocated Principal Collections Previously Due                          0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                               234,293.56

                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                              0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                   0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                   3,589,812.65

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                          0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                          3,589,812.65

PRINCIPAL ALLOCATIONS                                                                      Class A              Class B
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                   504,776,779.21
Investor Percentage                                                 14.1386%
Investor Principal Collections                                      90.4238%
Shared Principal Collections from other Series'                      64,533,765.26
Available Principal Collections                                               0.00
                                                                     64,533,765.26
Controlled Amoritization Amount                                                             0.00                  0.00
Partial Amoritization Amount                                                                0.00                  0.00
Deficiency Controlled Amoritization Amount                                                  0.00                  0.00
Monthly Principal Amount                                                                    0.00                  0.00
Principal Shortfall
Reallocated Principal to other Series'                                                      0.00                  0.00

                                                                                           Class C               Total
                                                                                     ------------------------------------------
                                                                                     ------------------------------------------

Controlled Amoritization Amount                                                             0.00                  0.00
Partial Amoritization Amount                                                                0.00                  0.00
Deficiency Controlled Amoritization Amount                                                  0.00                  0.00
Monthly Principal Amount                                                                    0.00                  0.00
Principal Shortfall
Reallocated Principal to other Series'                                                                            0.00

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                      Coupon Rate             Balance          Interest Payments
                                         --------------------- --------------------  --------------------
                                         --------------------- --------------------  --------------------
Series 2000-2, Class A                          1.94%             $ 600,000,000.00       $ 970,000.00                     00
Series 2000-2, Class B                          2.18%              $ 80,921,000.00       $ 147,006.48                     48
Series 2000-2, Class C                          2.59%             $ 108,553,000.00       $ 234,293.56                     56

                                            Series 2000-2
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                               Class A               Class B               Class C               Total
                                         --------------------- --------------------  -------------------- ---------------------
                                         --------------------- --------------------  -------------------- ---------------------
Principal Distribution Required Amt               $ -                  $ -                 $ -                  $ -
Interest Distribution Required Amt               $ 970,000.00         $ 147,006.48       $ 234,293.56        $ 1,351,300.04
Unpaid Principal Shortfalls paid                          $ -                  $ -           $ -                   $ -
Unpaid Interest Shortfalls paid                           $ -                  $ -           $ -                   $ -
Prepayable Interest                                       $ -                  $ -           $ -                   $ -
Servicing Fee                                                                           $ 1,315,790.00       $ 1,315,790.000
                                         --------------------- --------------------  -------------------- ---------------------
                                         --------------------- --------------------  -------------------- ---------------------
Total Required Distribution                      $ 970,000.00         $ 147,006.48      $ 1,550,083.56       $ 2,667,090.046
                                         ===================== ====================  ==================== =====================
                                         ===================== ====================  ==================== =====================